                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       FIRST OAK BROOK BANCSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                       FIRST OAK BROOK BANCSHARES, INC.
                             1400 Sixteenth Street
                           Oak Brook, Illinois 60523

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 4, 1999

                                                                  April 1, 1999

To the Shareholders of First Oak Brook Bancshares, Inc:

  You are cordially invited to attend the Annual Meeting of the Shareholders of First Oak Brook Bancshares, Inc. to be held in the Conference Center located in the Lower Level of the Oak Brook Bank Building, 1400 Sixteenth Street, Oak Brook, Illinois 60523, on Tuesday, May 4, 1999 at 10:00 A.M. for the purposes of considering and acting on the following:

  (1) Election of eight (8) directors;

  (2) Consideration and approval of the amendment and restatement of the Company's Certificate of Incorporation and By-laws to:

    (a) (i) reclassify the Company's Common Stock, $2.00 par value per share into shares of the Company's Class A Common Stock, $2.00 par value per share, (ii) increase the voting power of the Class A Common Stock from 1/20th vote per share to one vote per share,
        (iii) provide that the Company's common equity will consist solely of the Class A Common Stock, (iv) authorize the Company to issue up to 16 million shares of Class A Common Stock, and (v) subject to receipt of certain approvals from the NASDAQ Stock Market, to rename the "Class A Common Stock" as the "Common Stock";

    (b) rename from "Preferred Series B Stock" to "Preferred Stock" the title of the preferred shares which the Company is authorized to issue and set forth more fully the authority of the Board of Directors to establish the rights and preferences of any such preferred shares;

    (c) implement a staggered Board of Directors with three-year terms;

    (d) prohibit the shareholders from calling a shareholders meeting;

    (e) eliminate the power of the shareholders to act by written consent;

    (f) establish advance notice requirements which shareholders must meet in order to bring business, including the nomination of candidates for election as director, before a meeting of shareholders; and

    (g) to increase the vote required from a majority to 75% to amend or repeal certain provisions of the Restated Certificate of Incorporation and By-laws.

    Each of the foregoing items, and the proposed Restated Certificate of Incorporation and proposed Amended and Restated By-laws, will be subject to separate votes at the Annual Meeting.

  (3) Ratification of the selection of KPMG LLP as independent auditors for the Company; and

  (4) Transaction of such other business that may properly come before the Meeting or any adjournment thereof.

  Only shareholders of record at the close of business on March 19, 1999 will be entitled to notice of and to vote at the Meeting.

  All persons who find it convenient to do so are invited to attend the Meeting in person. However, regardless of whether or not you attend the meeting, it is important that your shares are represented and voted. Therefore, please sign and return the enclosed Proxy promptly. If you attend the Annual Meeting, you may vote in person if you wish, even though you previously returned your Proxy.

                                          By Order of the Board of Directors

                                             William E. Navolio
                                                  Secretary

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First Oak Brook Bancshares, Inc. (the "Company") of proxies for use at the 1999 Annual Meeting of Shareholders to be held Tuesday, May 4, 1999 and at any adjournment thereof. The Company will bear all costs in connection with this solicitation. It is intended that proxies in the accompanying form, when returned properly executed, will be voted at the meeting. If a choice on any matter has been specified by the shareholder, the shares will be voted accordingly. If no choices are specified, the shares will be voted FOR the item in question. Proxies may be revoked by notice to the Company in writing or in open meeting at any time before they are exercised.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the meeting who will determine whether or not a quorum is present. The inspector of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares, or "broker non-votes," will be considered as present for quorum purposes, but not entitled to vote with respect to that matter.

  Shareholders of record at the close of business on March 19, 1999 will be entitled to vote. On that date, there were outstanding voting shares as follows:

                                       Number of Shares    Par or       Vote
               Title of Class            Outstanding    Stated Value  Per Share
               --------------          ---------------- ------------ -----------
      Common..........................    2,933,583        $2.00     1
      Class A Common..................    3,675,583        $2.00     1/20th of 1

  This Proxy Statement, Notice of Meeting and accompanying proxy card are being mailed to shareholders on or about April 1, 1999.

                             ELECTION OF DIRECTORS

  In accordance with the By-Laws of the Company, the Board of Directors has fixed at eight the number of directors to be elected at the Annual Meeting. All of the nominees are currently directors of the Company. The Board of Directors currently consists of directors serving one-year terms that expire at the next Annual Meeting.

  Unless directed otherwise, the persons named as proxies intend to vote for the election of Eugene P. Heytow, Richard M. Rieser, Jr., Frank M. Paris, Dr. Miriam Lutwak Fitzgerald, Geoffrey R. Stone, Robert M. Wrobel, Michael L. Stein and Stuart I. Greenbaum as directors. If the proposals concerning the Reclassification and the Corporate Governance Amendments described elsewhere in this Proxy Statement are approved by the shareholders, then the slate of eight directors proposed for election at the 1999 Annual Meeting would be elected to three separate classes with assigned terms of from one to three years, as follows: directors in Class I, consisting of two directors, Frank M. Paris and Robert M. Wrobel, would be elected for a one-year term expiring at the 2000 annual meeting of shareholders; directors in Class II, consisting of three directors, Richard M. Rieser, Jr., Stuart I. Greenbaum, and Michael L. Stein would be elected for a two-year term expiring at the 2001 annual meeting of shareholders; and directors in Class III, consisting of three directors, Eugene P. Heytow, Miriam Lutwak Fitzgerald, and Geoffrey R. Stone, would be elected for a three-year term expiring at the 2002 annual meeting of shareholders. If either the Reclassification or Corporate Governance Amendments are not approved, the proxies will be voted for the nominees each to hold office until the Annual Meeting of Shareholders in 2000 and until his or her successor is elected and qualified or until his or her earlier death, removal or resignation. Each of the nominees has consented to serve as director if elected.

  Directors Heytow, Rieser, and Paris have served the Company as directors and executive officers since its inception in 1983. Dr. Fitzgerald has served as a director since 1988. Mr. Stone has served as a director since 1992. Mr. Wrobel has served as a director since 1996. Messrs. Stein and Greenbaum have served as directors since April, 1998.

  An affirmative vote of the holders of a plurality of the voting power of the shares of Common Stock and Class A Common Stock, present and eligible to vote at the meeting, will be required for a nominee to be elected as a director; abstentions and shares for which authority to vote is not given will thus have no effect on the election of directors. Shares cannot be voted for more than eight nominees; there is no right to cumulative voting.

                  INFORMATION CONCERNING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following tables set forth information concerning the beneficial ownership of the Company's Class A Common and Common stock, as of March 19, 1999, by: (1) each person known to the Company to be the beneficial owner of more than 5% of its Class A Common or Common stock; (2) each director and named executive officer of the Company; and (3) all directors and executive officers of the Company as a group. Information relating to persons other than directors and executive officers of the Company is taken from the most recent Schedule 13G filed by such persons with the Securities and Exchange Commission. The address of all such persons unless otherwise stated is c/o the Company, 1400 Sixteenth Street, Oak Brook, Illinois 60523.

                     Security Ownership of Management(/1/)


                                             Amount and
                                             Nature of       Acquirable
                   Name and Address of       Beneficial      Within 60  Percent of
 Title of Class     Beneficial Owner       Ownership(/2/)    Days(/3/)  Class(/4/)
 --------------    -------------------     --------------    ---------- ----------
 Class A Common
                Eugene P. Heytow........           920             --         *
                Richard M. Rieser, Jr...         9,094(/5/)        --         *
                Frank M. Paris..........        26,846(/6/)        --         *
                Miriam Lutwak
                Fitzgerald..............           608(/7/)        --         *
                Geoffrey R. Stone.......            --             --        --
                Robert M. Wrobel........         1,158             --         *
                Michael L. Stein........         1,000             --        --
                Stuart I. Greenbaum.....            --             --        --
                George C. Clam..........        12,638             --         *
                William E. Navolio......           276(/8/)        --         *
                       All Directors and
                 Executive Officers as a
                Group (13 Persons)......        50,388             --      1.37
 Common
                Eugene P. Heytow........            --(/9/)    53,950      1.69
                Richard M. Rieser, Jr...       347,286(/5/)    28,950     11.76
                Frank M. Paris..........       330,978         31,850     11.35
                Miriam Lutwak
                Fitzgerald..............       615,638(/7/)     6,001     19.44
                Geoffrey R. Stone.......         3,000          3,001         *
                Robert M. Wrobel........                           --        --
                Michael Stein...........            --          1,001         *
                Stuart Greenbaum........            --          1,001         *
                George C. Clam..........            --         21,650         *
                William E. Navolio......            --         21,650         *
                       All Directors and
                 Executive Officers as a
                Group (13 Persons)......     1,309,804        212,052     47.59

--------
  *Denotes less than 1% ownership.

              Security Ownership of Certain Beneficial Owners(/1/)

      Title of             Name and Address                Amount and Nature          Percent
       Class             of Beneficial Owner          of Beneficial Ownership(/2/) of Class(/4/)
      --------           -------------------          ---------------------------- -------------
      Class A    First Union Corporation                        233,285                 6.35
      Common     One First Union Center
                 Charlotte, North Carolina 28288-0630
      Common     Mitzi Heytow                                   679,548                21.25
                 c/o Amalgamated Bank of Chicago
                 One West Monroe Street
                 Chicago, Illinois 60603

                                   FOOTNOTES

(1) Shares of stock deemed beneficially owned at March 19, 1999.
(2) The nature of beneficial ownership for shares shown in an individual's name is sole voting and investment power unless otherwise indicated.
(3) Reflects the number of shares that could be purchased by exercise of options available as of March 19, 1999 or within 60 days thereafter under the Company's 1987 Amended and Restated Stock Option Plan.
(4) The percentage for Common Stock ownership was calculated with an outstanding shares amount which included 264,502 shares which could be acquired within 60 days under exercisable options.
(5) Includes 12,374 shares of Common Stock held in joint tenancy with Mr. Rieser's spouse, which shares are deemed to be shared as to beneficial interest and voting and investment power. Excludes 9,078 shares of Common Stock held solely by Mr. Rieser's spouse in and over which he disclaims beneficial interest and voting and investment power. Excludes 3,996 shares of Common Stock held by Mr. Rieser as custodian for the benefit of his minor child in which he disclaims beneficial interest but over which he exercises voting and investment power. Excludes 1,600 shares of Common Stock held by Mr. Rieser's spouse as custodian for their minor child. Excludes 13,030 shares of Common Stock held by Mr. Rieser's adult children in and over which he disclaims beneficial interest and voting and investment power. Excludes 8,718 shares of Class A Common Stock held by Mr. Rieser's mother's testamentary trust in and over which he disclaims any present beneficial interest but over which he has shared voting and investment power.
(6) Excludes 11,248 shares of Class A Common Stock held by Mr. Paris' adult children in and over which he disclaims beneficial interest and voting and investment power.
(7) Excludes 20,400 shares of Class A Common Stock held by Dr. Fitzgerald as custodian for the benefit of her minor children in which she disclaims beneficial interest but over which she exercises voting and investment power. Includes 615,638 shares of Common Stock of which 307,814 is held by an irrevocable insurance trust and 307,824 is held by a revocable trust of which Dr. Fitzgerald is the custodian for the benefit of her minor children in which she disclaims beneficial interest but over which she exercises voting and investment power.
(8) Excludes 234 shares held by Mr. Navolio's spouse in and over which he disclaims beneficial interest and voting and investment power.
(9) Excludes 679,548 shares of Common Stock held solely by Mitzi Heytow, Mr. Heytow's spouse, in and over which he disclaims beneficial interest and voting and investment power.

                              BOARD OF DIRECTORS
                     MEETINGS, FUNCTIONS AND COMPENSATION

  During 1998 the Board of Directors met four (4) times. All directors attended more than 75% of the meetings of the Board of Directors. The Company has the following committees: Executive, Audit, Compensation, Stock Option Advisory and a Community Reinvestment Act Committee.

  The Executive Committee meets in conjunction with the Board of Directors and met four (4) times during 1998 and is comprised of Directors Heytow, Rieser and Paris. The Executive Committee of the Company may exercise the full authority of the Board of Directors in the management of the business and affairs of the Company other than a power specifically prohibited by Delaware Law. The Executive Committee also performs functions similar to a nominating committee in that it nominates directors and officers.

  The Audit Committee met four (4) times during 1998 and is comprised of independent Directors Fitzgerald, Stein and Stone, Director Rieser and non-director members Mr. Navolio, General Counsel, Vice President and Secretary, and Ms. Metido, the Bank's General Auditor. The Audit Committee's functions include reviewing reports and recommendations of the Company's inside and outside auditors and reviewing and monitoring the internal controls of the subsidiary bank.

  The Compensation Committee met once during 1998 and is comprised of Director Heytow and independent Directors Fitzgerald, Stein and Greenbaum. The Compensation Committee's functions include reviewing and approving compensation and benefits for employees of the Company and its subsidiary earning $30,000 or more and the Company-wide percentage compensation increase for all employees. With respect to senior executive officers, the Committee also sets compensation and benefits.

  The Stock Option Advisory Committee meets as needed. It met once in 1998 and is comprised of independent Directors Stone, Fitzgerald, Stein and Greenbaum. This Committee's primary function is to administer the Company's 1987 Amended and Restated Stock Option Plan, the Company's Performance Bonus Plan and other compensation and bonus issues requiring a Committee consisting solely of independent directors.

  The Community Reinvestment Act ("CRA") Committee meets in conjunction with the Company-wide Regulatory Management Committee and met eight (8) times during 1998. It is comprised of Directors Paris and Rieser and non-director members Messrs. Navolio and Clam. This Committee's primary function is to monitor and direct the CRA efforts of the subsidiary bank.

  The Company pays an $8,000 annual retainer to its directors in quarterly payments of $2,000. The directors of the Company also received $2,000 for each regular quarterly meeting attended of the Board of Directors and $200 for each Executive, Audit, Compensation and Stock Option Advisory Committee meeting. The members of the Community Reinvestment Act Committee do not receive compensation. The Company's subsidiary directors also receive $1,000 for each quarterly meeting attended of the Board of Directors and $200 for each Trust and Audit Committee meeting.

  Each non-employee director has received an option to purchase 1,000 shares of Common Stock under the formula option provisions of the Company's Amended and Restated 1987 Stock Option Plan. In addition, on the date of each Annual Meeting of Shareholders, each non-employee director who is continuing as a non-employee director receives an option to purchase 500 shares of Common Stock under such formula option provisions.

                       DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth information concerning the current directors and executive officers of the Company. Each of the current directors is standing for re-election and each executive officer has been with the Company since its inception in 1983 except Ms. Carnevale, who became an executive officer in 1991, and Mr. Leckinger, who became an executive officer in October 1997. Officer appointments are made annually.

                                     Education, Principal Occupation
       Name and Age          During Last Five Years, Other Directorships and
   Position with Company                        Positions
   ---------------------     -----------------------------------------------
Directors and Officers
Eugene P. Heytow, 64.......  Harvard College, B.A. and University of Chicago
 Chairman of the Board,      Law School, J.D.
 Chief Executive Officer,    Oak Brook Bank*: Chairman of the Executive
 Chairman of the Executive   Committee.
 Committee                   Amalgamated Investments Company, Chicago
                             (holding company of Amalgamated Bank of Chicago)**:
                             Chairman of the Board.
                             Amalgamated Bank of Chicago**: Chairman of the
                             Board and Chief Executive Officer.
                             AmalgaTrust Company, Inc., Chicago (a wholly
                             owned subsidiary of Amalgamated Bank of
                             Chicago)**: Chairman of the Board.
Richard M. Rieser, Jr., 55.  Brown University, B.A. and University of Chicago
 President and Director      Law School, J.D.
                             Oak Brook Bank*: Chairman of the Board and Chief
                             Executive Officer
                             Amalgamated Bank of Chicago**: Senior Vice
                             President.
                             Family relationship: Mr. Rieser is married to
                             Mr. Heytow's niece.
Frank M. Paris, 60.........  Northwestern University, B.S.
 Vice Chairman of the Board  Oak Brook Bank*: Vice Chairman of the Board.
Miriam Lutwak Fitzgerald,    Northwestern University, B.A. and Chicago
 41........................  Medical School, M.D.
 Director                    Miriam S. Lutwak M.D.S.C.: President.
                             Oak Brook Bank*: Director.
                             Amalgamated Bank of Chicago**: Director.
Geoffrey R. Stone, 52......  Wharton School of Finance and Commerce,
 Director                    University of Pennsylvania, B.S. and University
                             of Chicago Law School, J.D.
                             The University of Chicago, Provost, 1994-
                             Present, and Dean of its law school, 1987-1994.
                             Oak Brook Bank*: Director.
Robert M. Wrobel, 49.......  Northwestern University, B.A.
 Director                    Oak Brook Bank*: Assistant to the Chairman and
                             Director.
                             Amalgamated Investments Company, Chicago
                             (holding company of Amalgamated Bank of Chicago)**:
                             President.
                             Amalgamated Bank of Chicago**: President and
                             Chief Operating Officer.
                             AmalgaTrust Company, Inc., Chicago, (a wholly
                             owned subsidiary of Amalgamated Bank of
                             Chicago)**: President.

                                        Education, Principal Occupation
Name and Age                    During Last Five Years, Other Directorships and
Position with Company                              Positions
---------------------           -----------------------------------------------
Michael L. Stein, 58..........  Brown University, B.A. and
 Director                       University of Chicago Law School, J.D.
                                Brownson, Rehmus & Foxworth, Inc., Chicago
                                (Financial Counseling): Executive Vice President
                                & Director.
                                Oak Brook Bank*: Director.
Stuart I. Greenbaum, 62.......  New York University, B.S. and The Johns Hopkins
 Director                       University, Ph.D., Economics.
                                John M. Olin School of Business, Washington
                                University: Dean, 1995--present.
                                Kellogg Graduate School of Management,
                                Northwestern University: Professor and Director
                                of Banking Research Center: 1983-1995.
                                Stifel Financial Corp.: Director.
                                Reinsurance Group of America: Director.
                                Oak Brook Bank*: Advisory Director.
Other Executive Officers:
Rosemarie Bouman, 42..........  Indiana University, B.S., C.P.A.
 Vice President and Chief Fi-   Oak Brook Bank*: Vice President and Chief
 nancial Officer                Financial Officer.
George C. Clam, 49............  Ripon College, B.A. and Northwestern University,
 Vice President and Chief       M.B.A.
 Banking Officer                Oak Brook Bank*: President.
William E. Navolio, 49........  University of Notre Dame, B.A. and Georgetown
 Vice President, General Coun-  University, J.D.
 sel and Secretary              Oak Brook Bank*: Vice President, Chief Legal
                                Officer, Secretary and Compliance Officer.
Mary C. Carnevale, 41.........  Saint Mary's College of Notre Dame, B.B.A.,
 Vice President and Chief Hu-   C.P.A.
 man Resources                  Oak Brook Bank*: Vice President and Chief Human
 Officer                        Resources Officer.
James D. Leckinger, 36........  University of Illinois, B.S. and
 Treasurer                      University of Chicago, M.B.A., C.P.A.
                                Oak Brook Bank*: Vice President and Treasurer

--------
*Subsidiary of the Company
**Affiliate of the Company

                             CERTAIN TRANSACTIONS

  During 1998, directors and executive officers of the Company and their associates were customers of and had transactions with the Company's subsidiary bank. All such transactions were in the ordinary course of business.

  The subsidiary bank has made loans to certain of the directors and executive officers of the Company. These loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

  Mr. Heytow, the Company's Chief Executive Officer, is a member of the Company's Compensation Committee. Mr. Heytow participated in the deliberations with regard to the compensation of the other named executive officers, but did not participate in the Committee's deliberations with respect to his own compensation.

  The following report of the Compensation Committee and Stock Option Advisory Committee and the Performance Graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this Report or the Performance Graph by reference therein.

                     REPORT OF COMPENSATION COMMITTEE AND
                        STOCK OPTION ADVISORY COMMITTEE
                           ON EXECUTIVE COMPENSATION

  The Compensation Committee ("Committee") and Stock Option Advisory Committee have furnished the following report on Executive Compensation:

  The Committee is responsible for reviewing and approving the recommendations of Management regarding a) overall compensation and benefits for the Company and its subsidiary and b) the specific compensation and benefits for each employee earning $30,000 or more at the Company and its subsidiary. In addition, the Committee is responsible for reviewing and setting the specific compensation and benefits for each executive officer (as disclosed in the Summary Compensation Table).

  In so doing, the Committee reviews information provided by Management and considers a wide variety of factors. With respect to overall compensation and benefits, these include cost of living changes, competitive pay scales and Company performance. With respect to individual salaries, the factors include the level and complexity of the position, education and special training necessary or helpful to the position, promotions and growth in responsibility, relative pay within the Company, competitive pay (as determined by independent compensation surveys targeting national and local peer groups of financial institutions), cost of living changes, and individual, departmental and Company performance. With respect to discretionary bonuses, these factors emphasize individual performance (as determined in individual performance reviews) and, for executive officers especially, departmental and overall Company performance.

  For those reviewed by the Compensation Committee, performance is considered both subjectively and objectively. For the lower pay group, bonuses generally relate most closely to higher than expected personal effort and/or results. For certain marketing officers, bonuses are primarily incentives tied directly to new business results. For the senior management group, bonuses generally relate most closely to the achievement of goals and departmental business plans and budgets and short- and medium-term Company growth, profitability and individual performance.

  The Company's Amended and Restated Performance Bonus Plan (the "Plan") provides additional incentive to the Company's three senior executive officers through an objective, performance-based bonus payable only in the event that the Company's annual performance meets certain levels, as measured by several criteria. The maximum bonus under the Plan is two times annual salary. With the establishment of this Plan, the Committee has limited the maximum discretionary bonus award to one times the senior executive officer's annual salary, providing a maximum overall bonus opportunity of three times annual salary.

  The Plan is administered by the Stock Option Advisory Committee consisting of four independent directors. Pursuant to the Plan, the Stock Option Advisory Committee established a number of objective performance goals

(the "Targets") for the calendar year 1998. The Targets are formulated using a minimum, maximum and range of numeric standards for each of the performance measures, and each performance measure is then assigned a relative percentage weighting by the Committee. The performance measures for the Targets must be one, all or a combination of the following: return on assets (ROA), return on equity (ROE), net income, market price of the Company's Class A Common Stock relative to the book value of such shares, the market price of the Company's Class A Common Stock, and the level of nonperforming assets. The numeric standards for the Targets may be based on peer group results, the Company's historical levels or such other standards as the Committee deems appropriate in light of the Company's objectives. Based on 1998 performance, the Stock Option Advisory Committee certified bonuses of $160,176 for Eugene P. Heytow, $214,390 for Richard M. Rieser, Jr. and $60,374 for Frank M. Paris.

  For executive officers (non-director officers of the Company) an objective performance-based bonus program (a modified version of the Senior Executive performance bonus plan) provides additional incentive. The objective performance-based bonus is payable only in the event that the Company's annual performance meets certain levels as measured by several criteria. The maximum bonus under this plan is one times the executive officer's annual salary. A subjective discretionary bonus may also be awarded and this bonus generally relates most closely to the achievement of goals, departmental business plans and budgets, and short- and medium-term Company growth and profitability and individual performance.

  For senior executive officers (Messrs. Heytow, Rieser and Paris) subjective, discretionary bonuses may be awarded. Such bonuses generally relate most closely to maintenance of safety and soundness and to consistent medium-term and longer-term Company growth and profitability, areas of achievement that may not be reflected within the objective criteria of the Performance Bonus Plan. In awarding senior executive officers' subjective discretionary bonuses, the Compensation Committee's policy of emphasizing both safety and soundness and consistent medium-term and longer-term growth and profitability is predicated on its cognizance that commercial banking is a highly regulated industry in which management's ability to maintain safety and soundness is a necessary condition to growth in assets and earnings. Thus, to evaluate the senior executive officers' performance for this purpose, the Compensation Committee reviews the Company's overall safety and soundness, compliance with laws and regulations, its current year's performance, in relation to historical performance, departmental performance, and individual performance. Even though the Committee considers the Company's performance in relation to net profits, the Committee does not base salary and discretionary bonus increases on the year to year increases in profits.

  Mr. Heytow's salary and benefits were determined by the Committee based upon the aforementioned considerations. The Compensation Committee granted Mr. Heytow an increase in his salary and benefits, as set forth in the Compensation Table. This compensation was in keeping with the Company's policy of rewarding senior executive officers based on the safety and soundness of the Company and subsidiary bank and medium-and long-term growth and profitability. Mr. Heytow was granted 8,000 stock options in January 1998, adjusted for the 2 for 1 stock split in September 1998, and 20,000 stock options in January 1999.

  With regard to Mr. Rieser's salary and benefits, the Committee also used the same considerations. The Compensation Committee granted Mr. Rieser an increase in his salary and benefits, as set forth in the Compensation Table. This compensation was based upon the Committee's determination of the importance of Mr. Rieser's involvement in the day-to-day management and leadership of the Company, as evidenced by the Company's overall safety and soundness and its medium- and long-term growth and profitability. Mr. Rieser was granted a discretionary bonus of $50,000 in addition to the bonus granted under the Performance Bonus Plan. Mr. Rieser was also granted 8,000 stock options in January 1998, adjusted for the 2 for 1 stock split in September 1998, and 20,000 stock options in January 1999.

  In addition to cash compensation, the Stock Option Advisory Committee granted stock options to the senior executive officers, executive officers, certain members of the senior management group and top performing middle managers.

  Section 162(m) of the Internal Revenue Code limits to $1 million the Company's allowable Federal income tax deduction for compensation paid for a calendar year to each of its Chief Executive Officer and four other most highly compensated executive officers. The allowable deduction for certain "performance-based" and other compensation is not, however, subject to the $1 million limitation. Based upon regulations, compensation attributable to the Company's Stock Option Plan and Performance Bonus Plan should be exempt from the deduction limitation as "performance-based." The Committee has not made any changes in its policies relating to the other cash compensation paid to the executive officers in response to the $1 million deduction limitations because salary and discretionary bonuses which have been or can be expected to be paid to the Company's executive officers do not approach such level. Notwithstanding the above, the Committee or Stock Option Advisory Committee may determine after consideration of applicable circumstances that it would be in the best interests of the Company to pay compensation in an amount or manner that does not satisfy such rules governing deductibility.

                                          Eugene P. Heytow
                                          Dr. Miriam Lutwak Fitzgerald
                                          Geoffrey R. Stone
                                          Stuart I. Greenbaum
                                          Michael L. Stein

                          SUMMARY COMPENSATION TABLE

  The following table sets forth the indicated compensation with respect to each of the last three fiscal years for the Company's Chief Executive Officer and its four other most highly compensated executive officers:

                                                                         Long-Term
                                      Annual Compensation               Compensation
                                      -------------------               ------------  All Other
Name and Principal              Salary     Bonus         Other Annual      Option    Compensation
Position                 Year ($) (1) (2) ($) (2)      Compensation (3)  Awards (#)    ($) (4)
------------------       ---- ----------- -------      ---------------- ------------ ------------
Eugene P. Heytow CEO.... 1998   279,667   160,176             --            8,000      120,494
                         1997   271,500   504,000             --               --       84,486
                         1996   262,700   157,491             --           20,000      101,615
Richard M. Rieser, Jr.
 President.............. 1998   367,800   264,390             --            8,000      136,530
                         1997   355,600   672,000             --               --       85,312
                         1996   340,975   209,987             --           20,000      113,826
Frank M. Paris
 Vice Chairman.......... 1998   118,367    60,374             --            4,000       55,144
                         1997   115,632   190,800             --               --       38,967
                         1996   112,225    59,626             --           10,000       42,144
George C. Clam,
 Vice President-Chief
 Banking Officer........ 1998   148,166    70,000(/5/)        --            2,000       17,201
                         1997   137,660    66,000(/5/)        --               --       11,543
                         1996   119,000    52,750(/5/)        --            4,000       15,386
William E. Navolio
 General Counsel,
 Secretary.............. 1998   134,137    57,000(/5/)        --            2,000       15,545
                         1997   128,340    53,750(/5/)        --               --       11,403
                         1996   119,275    43,000(/5/)        --            4,000       15,536

                      SUMMARY COMPENSATION TABLE FOOTNOTES

(/1/This)column includes annual base salary, director's fees and committee fees of the Company and its subsidiary.
(/2/These)columns include amounts elected to be deferred under the Company's qualified nonqualified deferred compensation plan.
(/3/Each)named executive officer received perquisites and personal benefits in annual amounts below the applicable reporting threshold of the lesser of $50,000 or 10% of the base salary and bonus reported for such year.
(/4/This)column includes: (i) the Company's contributions under its 401(k)
    Savings Plan, Stock Bonus Plan and related nonqualified deferred compensation plan; (ii) taxable income for life insurance benefits paid by the Company with respect to insurance policies covering the life of each Named Executive Officer; and (iii) amounts paid to the Named Executive Officer with respect to certain life insurance agreements, as set forth in the table below:

                                                           (i)    (ii)    (iii)
                                                         ------- ------- -------
   Mr. Heytow........................................... $61,432 $14,222 $44,840
   Mr. Rieser........................................... $81,582 $10,108 $44,840
   Mr. Paris............................................ $22,289 $ 4,535 $28,320
   Mr. Clam............................................. $15,407 $ 1,794
   Mr. Navolio.......................................... $13,826 $ 1,719

(/5/Includes)award of annual discretionary bonus to the executive officer;
    however, at the election of the Company, payment of two-thirds of the bonus is deferred and is payable in equal increments in the following two years. The deferred amounts are subject to forfeiture upon the executive leaving the Company prior to payment.

          TRANSITIONAL EMPLOYMENT AND OTHER AGREEMENTS WITH EXECUTIVE
                                    OFFICERS

  The Company has entered into Transitional Employment Agreements with certain of its executive officers. In the event of a change in control of the Company, the Agreements provide for an employment term of three years from the date of the change in control with compensation and benefits at the same level as in effect immediately preceding the change in control. If the executive officer's employment is involuntarily terminated by the Company or its successor (other than for cause) during the three-year employment term or within six months prior to and in connection with the change in control, or in the event of the executive officer's resignation under circumstances which constitute a constructive discharge, the executive officer is entitled to continue to receive salary, directors fees and bonus payments, and to continue or receive the value of other benefits, for a period of 36 months from the date of such termination of employment. For Messrs. Heytow, Rieser and Paris (the "Senior Executive Officers"), the amount of such continuing salary, directors fees and bonus payments will be based upon the level in effect at the time of the change in control, or if greater, termination of employment; but in either event no less than the average of such amounts received during the five-year period (three-year period in the case of bonus payments) prior to the change in control. Salary and bonus continuation payments for the other executive officers will be based on the average of the annual salary and bonus payments received during the five year period prior to the year in which the change in control occurs. The Agreements also provide for payment of any accrued but unpaid bonuses, continuing access to the Company's group and executive medical plans after expiration of the 36-month compensation continuation period and continuing indemnification rights. In the event of an executive officer's death during the 36-month continuation period, the Agreements provide for a lump sum payment equal to the present value of the remaining salary and directors fees, and continuation of bonus payments and certain other benefits to the executive officer's designated beneficiary.

  "Cause" is generally defined in the Agreements as a felony conviction involving an act or acts of dishonesty or breach of trust or the continued and willful failure of the executive officer to substantially perform the officer's duties under the Agreement. "Constructive discharge" is defined generally to include a breach of the Company's obligations under the Agreement, a material diminution of the executive officer's duties and responsibilities, a change of the executive officer's primary employment location by more than 35 miles from the primary location in effect at the time of the change in control or a significant change in the executive officer's regularly-scheduled work hours from those in effect at the time of the change in control. In the case of Senior Executive Officers' voluntary resignations at any time during the first year of the employment terms, or in the case of the other executive officers', voluntary resignation at any time during the first year of the employment term but after the termination or the announcement of the termination of Mr. Rieser's employment will also constitute resignation under circumstances which constitute a constructive discharge. Salary and bonus continuation payments to those executive officers who are not Senior Executive Officers are subject to reduction to the extent necessary so that no portion of those amounts will be subject to the excise tax imposed under the Internal Revenue Code on payments which may be deemed to be "excess parachute payments". The compensation and benefits payable to the Senior Executive Officers under the Transitional Employment Agreements will be increased to the extent necessary to gross-up such compensation and benefits, or the compensation and benefits payable under any other plan or program of the Company, to the extent the Senior Executive Officer would be subject to the excise tax upon the receipt thereof.

  The Company also entered into Supplemental Pension Agreements with Messrs. Heytow and Rieser. Under these Agreements, the Company is obligated to provide at a prescribed retirement date, a supplemental pension in the form of a life and 15-year certain annuity based upon a percentage of the executive officer's final base salary. Mr. Heytow's retirement date is January 1, 2007 and the percentage of final base salary to be used in determining his benefit is 25%; Mr. Rieser's retirement date is January 1, 2015 and the percentage of final base salary is 50%. In the event of termination of employment prior to the applicable retirement date, the supplemental pension payable at the retirement date will be prorated based on years of service from October 1994 to the date of his termination of employment. No proration of the amount of the supplemental pension payable is required, however, if the termination of the executive officer's employment was involuntary (other than for cause) or voluntary following an event that would constitute a constructive discharge as defined in the Transitional Employment Agreements (without regard to whether or not a change in control has occurred). An actuarially reduced supplemental pension may be paid prior to the applicable retirement date to the executive officer in the event of termination of employment prior to such date.

  The Company has entered into Agreements Regarding Post-Employment Restrictive Covenants with Messrs. Heytow, Rieser and Paris, under which the executive officers agree that following termination of employment for any reason other than death, the executive officer will not, for a period of twenty-four months, directly or indirectly solicit any customer of the Company or its affiliates not to do business with the Company or such affiliates or to solicit or encourage any employee of the Company or its affiliates to terminate his or her employment. In addition, the Agreements impose confidentiality obligations on the executive officer. As consideration for the restrictive covenants, the Company is obligated to pay 12 annual payments of $80,000 each to Messrs. Heytow and Rieser and of $25,000 to Mr. Paris.

                              OPTION GRANTS TABLE

  The following table sets forth certain information concerning grants of stock options during the year ended December 31, 1998 to each of the executive officers named in the Summary Compensation Table.

                                                   Individual Grants
                         ---------------------------------------------------------------------
                            Number of
                           Securities    Percent of Total
                           Underlying    Options Granted  Exercise of
                             Options     to Employees in  Base Price  Expiration  Grant Date
      Name               Granted(#)(/1/) Fiscal Year(/2/) ($/Sh)(/3/)    Date    Value($)(/4/)
      ----               --------------- ---------------- ----------- ---------- -------------
Eugene P. Heytow........      8,000           14.68          21.00     1/21/08      46,560
Richard M. Rieser, Jr...      8,000           14.68          21.00     1/21/08      46,560
Frank M. Paris..........      4,000            7.34          21.00     1/21/08      23,280
George C. Clam..........      2,000            3.67          21.00     1/21/08      11,640
William E. Navolio......      2,000            3.67          21.00     1/21/08      11,640

--------
(/1/Represents)stock options issued under the Company's Amended and Restated
    1987 Stock Option Plan. The options were granted for a term of 10 years subject to earlier termination because of death or permanent disability. The options become 20% vested on the first anniversary date of grant and vest an additional 20% on each subsequent anniversary; however, in the event of a change in control, the options immediately become 100% vested. The number of options granted are adjusted to reflect a 2-for-1 stock split paid on September 3, 1998.
(/2/The)percentages shown in the table are based on total options granted
    (adjusted to reflect the 2-for-1 stock split on September 3, 1998) to employees in 1998 of 54,500 shares of the Company's Common Stock.
(/3/The)exercise price of each stock option was the closing market price of
    Class A Common Stock on the day preceding the date of grant.
(/4/The)fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions for 1998 risk-free interest rates of 5.0%; dividend yields of 2.3%; volatility factor of the expected market price of the Company's common stock of 30%, and a weighted-average expected life of the option of 5 years. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. There is no assurance that the value realized, if any, will be at or near the value estimated by the Black-Scholes model.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                      AND
                            YEAR-END OPTION VALUES

  The following table sets forth the indicated year-end 1998 value and number of unexercised options for each of the executive officers named in the Summary Compensation Table.

                                                                   Value of
                                                   Number of     Unexercised
                                                  Unexercised    In-the-Money
                                                  Options at      Options at
                                                   12-31-98        12-31-98
                                 Shares Acquired ------------- ----------------
                                   on Exercise   Exercisable/    Exercisable/
      Name                             (#)       Unexercisable  Unexercisable
      ----                       --------------- ------------- ----------------
Eugene P. Heytow................        --       52,350/30,400 $561,535/179,240
Richard M. Rieser, Jr...........        --       52,350/30,400 $561,535/179,240
Frank M. Paris..................        --       31,050/15,200  $361,820/89,620
George C. Clam..................        --        21,250/8,000  $268,942/49,188
William E. Navolio..............        --        21,250/8,000  $268,942/49,188

--------
(/1/Based)on Company's Class A Common stock price on December 31, 1998 of
    $18.50 per share.

                       FIVE YEAR PERFORMANCE COMPARISON

  The graph below provides an indicator of total return performance for the Company's Class A Common Stock for the past five years as compared with the Center for Research in Security Prices (CRSP) Index for the NASDAQ Stock MarketSM (U.S. Companies) and a Peer Group, the CRSP Index for NASDAQ Bank Stocks.


                             First Oak        Nasdaq           Nasdaq
                               Brook      Stock Market/SM/    Bank Stocks
-------------------          ----------   ----------------   ------------
12/31/93                     $100.0         $100.0            $100.0
12/30/94                     $122.3         $ 97.8            $ 99.6
12/29/95                     $149.6         $138.3            $148.4
12/31/96                     $170.5         $170.0            $195.9
12/31/97                     $357.7         $208.3            $328.0
12/31/98                     $280.1         $293.5            $325.4

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 and regulations thereunder require directors and certain officers of the Company and persons who beneficially own more than 10% of the Company's stock to file initial reports of ownership and reports of changes in ownership of the Company's stock with the Securities and Exchange Commission and to furnish the Company with copies of such reports. Based solely upon the review of copies of such reports furnished to the Company and representations of reporting persons, all reports were timely filed.

CONSIDERATION AND APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CERTIFICATE
   OF INCORPORATION AND BY-LAWS TO SIMPLIFY THE CAPITAL STRUCTURE AND AMEND
                              GOVERNING DOCUMENTS

General

  The Board of Directors is recommending that the shareholders approve the amendment and restatement of the Company's Certificate of Incorporation and a related amendment and restatement of the Company's By-laws to:

  . simplify the Company's capital structure by reclassifying (the
    "Reclassification") the Company's common shares into a single class and thereby eliminate the control of the Company presently vested in the holders of the Company's "high vote" Common Stock, and

  . incorporate certain corporate governance provisions (the "Corporate
    Governance Amendments") designed to reduce, or have the effect of reducing, the vulnerability of the Company to an unsolicited proposal for the takeover of the Company which is unfair to the shareholders.

  The adoption by the Board of Directors of the amendment and restatement of the Certificate of Incorporation and of the By-laws has been conditioned on the approval by the shareholders of the Reclassification and each of the Corporate Governance Amendments. To the extent that the shareholders do not approve the Reclassification or any of the Corporate Governance Amendments, then the amendment and restatement of the Certificate of Incorporation and of the By-laws will be abandoned and not placed into effect.

  The following description of certain provisions of the amendments to the Certificate of Incorporation incorporated into the proposed Restated Certificate of Incorporation (sometimes referred to as the "Restated Certificate") and amendments to the By-Laws incorporated into the Amended and Restated By-laws (sometimes referred to as the "Restated By-Laws") is necessarily general and is qualified in its entirety by reference to the Restated Certificate and Restated By-Laws set forth in Appendices A and B hereto, respectively.

                      I. RECLASSIFICATION OF COMMON STOCK

Description of the Proposed Reclassification of the Common Stock

  Subject to the approval by the shareholders of the Corporate Governance Amendments described below, the Board of Directors has approved a proposal to amend the Company's Certificate of Incorporation to provide for, among other things, the reclassification of all of the shares of Common Stock of the Company into Class A Common Stock (the "Reclassification").

  Effect on Capitalization of the Company. Under the proposed Reclassification, at the close of business on the day the Reclassification becomes effective, (i) each share of Common Stock of the Company then issued and outstanding will be changed and reclassified into one fully paid and nonassessable share of Class A Common Stock, (ii) each share of Class A Common Stock will be entitled to one vote per share, and (iii) each share of Class A Common Stock will be entitled to dividends when and if declared. As a result, the voting power of the shares held by holders of Common Stock will be reduced from approximately 94% of the combined voting power of the outstanding Common Stock and Class A Common Stock to approximately 44% of the voting power of the Class A Common Stock outstanding after the Reclassification.

  As amended by the Company's shareholders at the 1998 Annual Meeting, the Company's Certificate of Incorporation currently authorizes the Company to issue 10,000,000 shares of Class A Common Stock, $2.00 par value per share, 6,000,000 shares of Common Stock, $2.00 par value per share, and 100,000 shares of Preferred Series B Stock, without par value. The Reclassification will not change the total number of shares of all classes of stock which the Company will be entitled to issue from the 16,100,000 presently authorized. Under the Restated Certificate, the number of previously authorized shares of Common Stock have been added to the number of shares of Class A Common Stock which the Company is authorized, resulting in authority for the Company to issue up to 16,000,000 shares of Class A Common Stock.

  The Class A Common Stock is presently listed on the NASDAQ Stock Market ("NASDAQ") under the symbol "FOBBA." The Company has initiated steps to obtain NASDAQ approval to retain the listing, but to drop the "Class A" designation from the name of the stock and to change its trading symbol from "FOBBA" to "FOBB." The proposed amendment to the Restated Certificate renames the "Class A Common Stock" as the "Common Stock," subject to receipt of NASDAQ approval.

  Although it is anticipated that the NASDAQ approvals will be obtained and the Class A Common Stock will be renamed "Common Stock," for ease of understanding, this Proxy Statement will continue to refer to the single class of common stock which will exist if the Reclassification is approved as the "Class A Common Stock."

  The Restated Certificate also renames, and clarifies the Board of Directors' authority with respect to establishing the rights and preferences of, the Preferred Stock, but does not otherwise affect, the amount of Preferred Stock which the Company is authorized to issue. While part of the Reclassification, the renaming of the Preferred Stock will be subject to a separate vote.

  Effect on Share Certificates. Shareholders of record as of the close of business on the date the proposal becomes effective would be entitled, but not required, to surrender to the transfer agent the certificates representing shares of Common Stock and to receive in exchange a new certificate representing Class A Common Stock. Until such surrender and exchange is made, stock certificates representing Common Stock shall be deemed, for all corporate purposes, to evidence ownership of shares of Class A Common Stock in which the shares of Common Stock have been reclassified. If the Class A Common Stock is renamed, the certificates representing Class A Common Stock will continue to evidence ownership of shares of the class of common stock as renamed "Common Stock."

  Tax Treatment of Reclassification. The Company has been advised by tax counsel that, for U.S. federal income tax purposes, the receipt of shares of Class A Common Stock upon conversion of an equal number of shares of Common Stock will not constitute taxable income to shareholders. The tax basis to a stockholder of each share of Common Stock held immediately prior to the Reclassification will be carried over to the corresponding share of Class A Common Stock into which such share of Common Stock is reclassified, and the holding period of shares of Class A Common Stock will include the period during which the corresponding shares of Common Stock was held. Shareholders are urged to consult their own tax advisers concerning the federal and state income tax consequences of the Reclassification.

  Effect on Stock Options and Treasury Shares. As a result of the Reclassification, the shares issuable under grants of stock options would also be adjusted such that each holder of an option will be entitled to receive one share of Class A Common Stock for each share of Common Stock underlying any outstanding option. Shares of Common Stock held as treasury shares of the Company, if any, shall also be reclassified to account for the Reclassification.

Reasons for the Reclassification

  Since going public in 1985, the Company has maintained a two-class structure for its common shares: Common Stock and Class A Common Stock. With the exception of voting rights and certain dividend and liquidation preferences, and that the Common Stock may be converted one for one into Class A Common Stock, the rights and privileges of the two classes are the same. Holders of Common Stock are entitled to one vote per share. Holders of Class A Common Stock are entitled to only 1/20th of a vote per share and to receive dividends, when and if declared, at a rate equal to at least 120% of the rate of dividends paid with respect to the Common Stock. Holders of Class A Common Stock also have a liquidation preference of $3.16 per share, which must be paid prior to any liquidation distribution is paid on the Common Stock. The dividend and liquidation preferences were included as part of the two-class structure to compensate the holders of Class A Common Stock for the differential voting power of the two classes. The Reclassification eliminates these preferences as no longer necessary.

  While the Board of Directors believes the two-class structure has served the Company well, it has determined that it is appropriate at this time to simplify the capital structure. The effect of the "high vote" Common Stock enabled the founding families to retain informal control of approximately 66% of the voting power. The two-class structure provided concentrated ownership which allowed certain directors, who are also directors of Amalgamated Bank of Chicago, to maintain compliance with the rules governing interlocking management of banks, yet enabled the Company to raise capital in the public market. In addition, the Common Stock holdings of management have enabled the Company to pursue long term growth strategies knowing it could not be easily threatened by an unwanted takeover attempt.

  The Board of Directors believes that, to some extent, the two-class capital structure has inhibited the Company's ability to continue its growth strategy through acquisitions. The Company's markets have experienced significant consolidation in recent years, often times through transactions accounted for as "pooling of interests" ("Pooling"). Pooling transactions involve a stock-for-stock exchange which is particularly attractive to both buyers and sellers. Through the use of Pooling, the buyer does not recognize goodwill in connection with the transaction, avoiding future financial statement expense and the resulting reduction in earnings that would otherwise occur as goodwill is amortized. For a seller, the Pooling transaction means its shareholders receive buyer's shares in a tax-free exchange for all of their shares. In order to qualify an acquisition for Pooling, the Company must issue shares of Common Stock in return for the seller's shares. As a result, to accomplish even a small acquisition on a Pooling basis, the Company would be required to issue Common Stock representing significant, and potentially controlling voting power, to the shareholders of the acquisition target. To date, the Board of Directors has determined that it is not in the best interests of the shareholders to engage in such transactions. In order to provide the Company with the maximum degree of future flexibility in pursuing its long term growth objectives, the Board of Directors determined that it is important for the Company to simplify its capital structure into a single class of common shares.

  In addition, the Board believes that the Reclassification will enhance investor interest in the Class A Common Stock by eliminating investor confusion caused by the two-class structure. The Reclassification will also increase the number of shares of Class A Common Stock available for sale in the market and potentially improve the liquidity for the Class A Common Stock. The Board has chosen to reclassify the Common Stock into the Class A Common Stock and has requested permission from NASDAQ to drop the "Class A" designation and have the shares traded on the NASDAQ Stock Market under the symbol "FOBB."

Possible Disadvantages

  In reviewing the proposed Reclassification, shareholders should also carefully consider the following:

  . For purposes of the rules applicable to Pooling transactions, the Reclassification will constitute a change in the Company's equity interests, which may make the Company ineligible to participate as either a buyer or a seller in any Pooling transaction for a period of up to two years.

  . From time to time the Securities and Exchange Commission and the Financial Accounting Standards Board has announced initiatives to consider significant modifications to and the possible elimination of accounting for transactions as Poolings. Although there can be no assurance if or when any such proposals may be adopted and become effective, it is possible that the ability to accomplish Pooling transactions may be eliminated prior to the expiration of the two-year period referred to above. In the event of such occurrence, the Company may be precluded from participating in any enhanced merger activity caused by efforts to complete Pooling transactions before the date any such rule changes become effective.

Accordingly, a short-term effect of the Reclassification may be to discourage entities who might otherwise have been interested in accomplishing a takeover or other transaction with the Company by way of a Pooling from pursuing such a transaction. Nonetheless, the Board of Directors has determined that the long term benefits of the flexibility of simplifying the Company's capital structure at this time is in the best interests of the Company and its shareholders and outweighs any short term effects of any limitation on the Company's ability to do Pooling transactions.

Vote Required

  Approval of the Reclassification will require the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the Common Stock and the Class A Common Stock, voting as a single class, and the affirmative vote of a majority each of the outstanding shares of the Common Stock and the Class A Common Stock voting as a separate class. Abstentions and broker non-votes will each have the same effect as a vote against the Reclassification proposal. Under Delaware law, the Reclassification, if approved by shareholders along with the Corporate Governance Amendments set forth below, will take effect upon the filing of the Restated Certificate with the Delaware Secretary of State. Subject to the approval of the Corporate Governance Amendments, the Restated Certificate will be filed as promptly as practicable after the Annual Meeting. In the event any of the Corporate Governance Amendments are not approved by the shareholders, then, notwithstanding approval by the shareholders of the Restated Certificate, the Restated Certificate will be abandoned and the Company's two-class structure will remain in effect.

  Directors and executive officers who, in the aggregate, beneficially own 44.65% of the outstanding shares of the Common Stock and 1.38% of the outstanding shares of the Class A Common Stock, respectively, have indicated their intention to vote for the Reclassification.

  The Board of Directors believes the Reclassification is in the best interests of the Company and unanimously recommends that the shareholders vote FOR the approval of the Reclassification.

                      II. CORPORATE GOVERNANCE AMENDMENTS

General

  To date, the amount of Common Stock held by members of the Board of Directors and their families has had the practical effect of insuring that any proposal to the Company's shareholders go through the Board. If the proposed Reclassification is approved, such voting power will be greatly diminished, making the Company more vulnerable to a takeover attempt or other transaction which have not been negotiated or approved by the members of the Board of Directors. Such unsolicited, nonnegotiated proposals can disrupt the business and management of a corporation and subject it to great expense. The Board of Directors believes encouraging potential acquirors to negotiate directly with management is in the best interests of the Company and all of its shareholders. Accordingly, the Board of Directors has approved as part of the proposed Restated Certificate of Incorporation and as part of the Restated By-laws provisions designed to encourage such negotiations.

  While each of the amendments discussed below is subject to a separate vote, the authorization by the Board of Directors of the Restated Certificate and the Restated By-laws has been conditioned on the approval by the shareholders of the Reclassification and each of the Corporate Governance Amendments. To the extent that the shareholders do not approve the Recapitalization or any of the Corporate Governance Amendments, then the Restated Certificate of Incorporation and the By-laws will be abandoned and not placed into effect. Under

Delaware law, if approved by shareholders along with the Reclassification, the Corporate Governance Amendments contained in the Restated Certificate will take effect upon the filing of the Restated Certificate with the Delaware Secretary of State. Subject to such approvals, the Restated Certificate will be filed as promptly as practicable after the Annual Meeting. In the event the Reclassification or any of the Corporate Governance Amendments are not approved by the shareholders, then the Restated Certificate of Incorporation will not be filed.

  The complete text of each of the subject Restated Certificate and Restated By-law provisions are provided in Appendices A and B and the following descriptions are qualified in their entirety by reference to Appendices A and B.

                         A. Staggered Board Amendments

Description of Staggered Board Amendments

  The Certificate of Incorporation and the By-laws currently provide for a single class of directors serving one-year terms of office. The Board of Directors has approved amendments to the Company's Certificate of Incorporation and By-laws to classify the Company's Board of Directors into three classes of directors serving staggered three-year terms (the "Staggered Board Amendments").

  The Staggered Board Amendments would classify the Board of Directors into three classes of directors serving staggered three-year terms. Each director will hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Under the Delaware General Corporate Law, a member of a staggered board may only be removed for cause unless the Certificate of Incorporation provides otherwise. As proposed, the Restated Certificate does not provide for the removal of directors without cause.

  If the Staggered Board Amendments are approved, the slate of eight directors proposed for election at the 1999 Annual Meeting would be elected to three separate classes with assigned terms of from one to three years, as follows: directors in Class I, consisting of two directors, Frank M. Paris and Robert
M. Wrobel, would be elected for a one-year term expiring at the 2000 annual meeting of shareholders; directors in Class II, consisting of three directors, Richard M. Rieser, Jr., Stuart I. Greenbaum, and Michael L. Stein would be elected for a two-year term expiring at the 2001 annual meeting of shareholders; and directors in Class III, consisting of three directors, Eugene P. Heytow, Miriam Lutwak Fitzgerald, and Geoffrey R. Stone, would be elected for a three-year term expiring at the 2002 annual meeting of shareholders. Beginning with the 2000 annual meeting of shareholders, only one class of directors would be elected at each Annual Meeting, the directors so elected would succeed the directors of the class whose term was then expiring and each newly elected director would serve for a three-year term.

Reasons for the Staggered Board Amendments

  The Board of Directors believes that a staggered board would serve the best interests of the Company and its shareholders by promoting the continuity and stability of the Company and its business. The Board also believes that a staggered board would better enable the Board to protect the interests of all shareholders in the event that another entity seeks to accumulate a substantial amount of the Company's Class A Common Stock in order to gain control of the Company or replace its management. Such actions are often undertaken without advance notice to or consultation with the target company's board of directors or management. The purchaser may have its own agenda and little or no concern for the interests of other shareholders. In many cases, the purchaser seeks representation on the target company's board in order to increase the likelihood that any such transaction would be consummated. If the target company resists these efforts to obtain board representation, the purchaser may initiate a proxy contest to have itself or its nominees elected to the board in place of certain existing directors or the entire board.

  The Board believes that following the Reclassification, if such a purchaser acquired a significant or controlling interest in the Company's Class A Common Stock, the purchaser's ability to promptly remove and replace the Board without the Board's consent would severely curtail the directors' ability to negotiate effectively with the purchaser. The threat of imminent removal would also deprive the Board of the time and opportunity necessary to evaluate appropriately any takeover proposal, to study alternative proposals and to help ensure that the best price would be obtained for the Company's shareholders in any transaction. A sudden change in Board membership could be harmful to the continuity of the Company's operations, deprive shareholders of maximum value for their shares and jeopardize the rights of minority shareholders.

  The Staggered Board Amendments are designed to make it more time-consuming to obtain majority control of the Board without its consent, and thus reduce the vulnerability of the Company to an unsolicited takeover proposal or to an unsolicited proposal for a restructuring or sale of the Company or to enter into any other extraordinary transaction. Under a three-class structure, at least two annual shareholder meetings, instead of one, would generally be required for such an acquiror to obtain control of the Board of Directors by electing a majority of the directors. The Board believes that the Staggered Board Amendments will serve to encourage any person intending to attempt such a takeover or transaction to communicate and negotiate with the Board, and that the Board therefore will be better able to protect the interests of all of the Company's shareholders.

  Takeovers and changes in management of the Company which are proposed and effected without prior consultation and negotiation with the Board and management may not necessarily be detrimental to the Company and its shareholders. The adoption of the Staggered Board Amendments could discourage or frustrate future attempts to acquire control of the Company that are not approved by the incumbent Board, but which a majority of the shareholders might deem to be in their best interests.

  However, the Staggered Board Amendments do not preclude such attempts but instead are intended to encourage persons seeking to acquire control of the Company to initiate such transaction through arms-length negotiations with the Company's Board of Directors. The Board is charged with protecting the interests of the Company and its shareholders. The Staggered Board Amendments can help ensure that neither the Board nor shareholders are coerced into a transaction that is of primary benefit only to the purchaser. They are also intended to help ensure that the Board will be given ample time to review and evaluate any acquisition proposal and, if appropriate, to seek alternative proposals, and to arrive at a result which is in the best interests of the Company, its shareholders and employees.

Vote Required

  Approval of the Staggered Board Amendments will require the affirmative vote of a majority of the voting power of the shares of Common Stock and Class A Common Stock, voting together as a single class. Abstentions and broker non-votes will each have the same effect as a negative vote on the proposal.

  Directors and executive officers who, in the aggregate, beneficially own approximately 42.10% of the voting power of the shares of the Common Stock and Class A Common Stock have indicated their intention to vote for the Staggered Board Amendments.

  The Board of Directors believes that creating a classified Board of Directors is in the best interests of shareholders and unanimously recommends that the shareholders vote FOR the approval of the Staggered Board Amendments and the classification of the Company's Board of Directors.

                       B. Shareholder Meeting Amendments

Description of Shareholder Meeting Amendments

  As discussed above, the amount of Common Stock held by members of the Board and their families has, to date, had the practical effect of insuring that any proposal to the Company's shareholders go through the Board of Directors. The Board of Directors believes involvement of the Board of Directors in reviewing and assessing proposals is important to ensuring that the interests of all of the shareholders will be considered. If the proposed

Reclassification is approved, such voting control will be greatly diminished which may increase the likelihood that a third party may attempt unsolicited, unnegotiated proposals. Accordingly, the proposed Restated Certificate and Restated By-laws contain provisions intended to ensure that any proposal made to the shareholders of the Company are not made in the manner which prevents the Board of Directors from adequately reviewing and assessing the proposal. These provisions are discussed below. The complete text of each of the subject Restated Certificate and Restated By-law provisions are provided in Appendices A and B and the following descriptions are qualified in their entirety by reference to Appendices A and B.

  Special Meetings. The Restated Certificate provides that special meetings of shareholders shall be called only in accordance with the By-laws. The proposed By-laws provide that special meetings of the shareholders may be called at any time by the Board of Directors or any officer at the request, in writing, of a majority of the Board of Directors. This provision continues the provisions of the current By-laws which prohibit any shareholder from calling a meeting for any purpose.

  Action by Shareholders. The proposed Restated Certificate and Restated By-laws state that any action required to be taken or which may be taken at a meeting of shareholders must be effected at a duly called annual or special meeting of the shareholders. The Company's current By-laws permit the shareholders to act by written consent. The power of shareholders to consent in writing, without a meeting, to the taking of any action is specifically denied in the Restated Certificate and Restated By-laws. Shareholders are thus prevented under the By-laws from taking action without a meeting being duly called by the Board of Directors.

  Notice of Shareholder Business or Director Nominations. The Restated Certificate and Restated By-laws together specify that at an annual meeting of the shareholders, only such business, including nominations for election of directors, can be conducted as shall have been properly brought before the meeting. The Company's current Certificate of Incorporation and By-laws do not contained any restrictions with respect to such matters. Under the proposed Restated Certificate and Restated By-laws, to be properly brought before the annual meeting of shareholders, business must be (i) specified in the notice of meeting given by the Board of Directors, (ii) otherwise properly brought before the meeting by the Board, or (iii) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting of the shareholders, the shareholder must have the legal right and authority to make the proposal for consideration at the meeting and the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's written notice of intent to make a proposal must be delivered to or mailed and received by the Secretary at the principal executive offices of the Company not less than 120 days prior to the first anniversary of the preceding year's annual meeting. If the meeting is held more than 30 days before or 60 days after the anniversary date, then notice is required not later than the later of 120 days before the meeting or the close of business on the 10th day following the day on which notice of the day of the annual meeting was publicly announced. A shareholder's notice to the Secretary must set forth (a) a brief description of the business desired to be brought before the meeting, and in the case of a nomination for election of director, such nominee's name and qualifications, and the reasons for conducting business at the meeting, (b) the name and the record address of the shareholder proposing such business, (c) the number of shares of stock of the Company which are beneficially owned by such shareholder, (d) any material interest of the shareholder in such business, and (e) whether the shareholder intends to solicit or participate in the solicitation of proxies in support of such proposal. The chairman of the meeting may refuse to acknowledge the proposal of any shareholder not made in compliance with these procedures.

Purpose of Shareholder Meeting Amendments

  The foregoing Shareholder Meeting Amendments are intended to avoid the possibility of a proposal being made by the shareholders in a way that precludes the Board from investigating and adequately assessing the proposal. These provisions require that matters be brought before a meeting in an orderly fashion and sufficiently in advance so that all shareholders may be provided adequate information in order to vote on a fully informed basis.

Vote Required

  Approval of each of the Shareholder Meeting Amendments will require the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of Common Stock and Class A Common Stock, voting as a single class. Abstentions and broker non-votes will have the effect of a vote against the Shareholders Meeting Amendments.

  Directors and executive officers who, in the aggregate, beneficially owned approximately 42.10% of the voting power of the shares of the Common Stock and Class A Common Stock have indicated their intention to vote for the Shareholder Meeting Amendments.

  The Board of Directors believes that each of the Shareholder Meeting Amendments is in the best interests of the Company and the shareholders and unanimously recommends that the shareholders vote FOR approval of the Advance Notice Amendments.

   C. Requirement of Seventy-five percent (75%) Shareholder Vote To Amend or Repeal Certain Restated Certificate of Incorporation and By-law Provisions

Description of 75% Vote Requirement

  The proposed Restated Certificate increases to seventy-five percent (75%) of the outstanding voting stock, from a simple majority of the voting stock entitled to vote at a meeting, the required percentage of outstanding voting stock of the Company necessary to amend or repeal or adopt any provision inconsistent with the provisions 1 through 8 of Article V of the Restated Certificate which implement the Corporate Governance Amendments, or to amend or repeal any related provision of the Restated By-laws (the "75% Vote Requirement").

Reasons for the 75% Vote Requirement

  Increasing the shareholder vote requirement to seventy-five percent (75%) of the outstanding voting stock to amend or repeal or adopt any provision inconsistent with the Restated Certificate provisions and related Restated By-law provisions noted above is designed to prevent a shareholder with a simple majority of the Company's stock from avoiding such provisions by amending the Restated Certificate. The Board of Directors believes that the 75% Vote Requirement will have the effect of making it more difficult for shareholders to change the provisions that have an anti-takeover effect or would delay, prevent or impede a change of control of the Company. The effect of the 75% Vote Requirement will be to further discourage potentially unfriendly bids for shares of the Company, since a greater percentage of the Company's outstanding voting stock will be needed before the Restated Certificate or Restated By-law provisions at issue could be amended, removed or changed to favor an unfriendly bidder of shares of the Company.

Vote Required

  Approval of the 75% Vote Requirement will require the affirmative vote in person or by proxy, of a majority of the voting power of the outstanding Common Stock and Class A Common Stock, voting together as a single class. Abstentions and broker non-votes will have the effect of a vote against the 75% Vote Requirement.

  Directors and executive officers who, in the aggregate, beneficially owned approximately 42.10% of the voting power of the shares of the Common Stock and Class A Common Stock have indicated their intention to vote for the 75% Vote Requirement.

  The Board of Directors believes that approval of the 75% Voting Requirement is in the best interests of shareholders and unanimously recommends that the shareholders vote FOR the Voting Requirement.

Other Anti-Takeover Considerations

  Capitalization of the Company. As described under Reclassification above, the Restated Certificate will authorize the Company to issue up to 16 million shares of Class A Common Stock and 100,000 shares of Preferred Stock. The 16 million shares of Class A Common Stock is greater than the number required to accomplish the Reclassification of the Common Stock into Class A Common Stock. As noted by the Board of Directors in connection with the approval of the increase in the number of authorized common shares by the shareholders at the 1998 Annual Meeting, the Board believes that the number of authorized shares is sufficient to provide the Company with the flexibility in the future to issue shares of Class A Common Stock for stock dividends, stock splits, future financings and acquisition transactions, and other general corporate purposes, without the expense and delay of a special meeting of shareholders. The Company currently has no arrangements or understandings for the issuance of additional shares of Class A Common Stock, although the Board of Director has begun investigation of a Rights Plan (as described below) and has from time to time considered, and may in the future consider, the issuance of shares of Class A Common Stock in connection with funding additional capital in its subsidiary bank. No holder of Class A Common Stock has any preemptive right with respect to Class A Common Stock. If the Board deems it to be in the best interest of the Company and the shareholders to issue additional shares of Class A Common Stock in the future, the Board generally will not seek further authorization by the vote of the shareholders, unless such authorization is required by law or stock exchange regulations.

  The Restated Certificate retains the authorization to issue up to 100,000 shares of Preferred Stock. As provided in the Company's current Certificate of Incorporation, the Preferred Stock authorized may be issued at such time as the Board of Directors of the Company may determine, without further shareholder action, except as otherwise provided by law or stock exchange regulations. Shareholders do not have preemptive rights to subscribe for shares of Preferred Stock. The dividend rights, dividend rates, conversion rights, conversion prices, voting rights, redemption rights and terms, the redemption price or prices and liquidation preferences of any series of authorized Preferred Stock and numbers and shares of Preferred Stock in each series will be established by the Board of Directors as such shares are to be issued. Except as described below in connection with consideration of a rights plan, the Company has no arrangements or understandings for the issuance of Preferred Stock.

  The Board of Directors could cause the Company to issue additional shares of Class A Common Stock or shares of Preferred Stock, or rights to purchase such shares, in amounts and on terms which could make it more difficult and, therefore, less likely, a takeover, proxy contest, change in management or any other extraordinary corporate transaction which might be opposed by the Board of Directors to occur. In addition, the issuance of additional shares of Class A Common Stock or of Preferred Stock could have the effect of diluting the earnings per share, book value per share and voting power of Class A Common Stock or other Preferred Stock held by shareholders.

  Delaware Business Combination Statute. Section 203 of the Delaware General Corporation Law provides that, subject to certain exceptions specified herein, an "interested shareholder" of a Delaware corporation shall not engage in any business combination, including mergers or consolidations or acquisitions of additional shares of the corporation, with the corporation for a three-year period following the time that such shareholder becomes an interested shareholder unless (i) prior to such time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares), or (iii) at or subsequent to such time the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of shareholders, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. Except as otherwise specified in
Section 203, an interested shareholder is defined to include any person that is (x) the owner of 15% or more of the outstanding voting stock of the corporation, or

(y) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date of determination; and the affiliates and associates of any such person.

  Under certain circumstances, Section 203 makes it more difficult for a person who would be an interested stockholder to effect various business combinations with a corporation for a three-year period. The Company has not elected to be exempt from the restrictions imposed under Section 203. The provisions of Section 203 may encourage persons interested in acquiring the Company to negotiate in advance with the Board of Directors of the Company since the stockholder approval requirement would be avoided if a majority of the directors then in office approves either the business combination or the transaction which results in any such person becoming an interested stockholder. Such provisions also may have the effect of preventing changes in the management of the Company. It is possible that such provisions could make it more difficult to accomplish transactions which the Company's shareholders may otherwise deem to be in their best interests.

  Possible Rights Plan. The Board of Directors has begun investigation of the establishment of a rights plan (a "poison pill" plan) to deter coercive, hostile bids for corporate control and encourage a potential acquiror to negotiate with the Board of Directors. Many corporations have adopted such plans to augment certificate of incorporation and by-law provisions of the type reflected in the Corporate Governance Amendments described above. If adopted, a rights plan would create a financial disincentive to potential raiders not willing to make an offer to all shareholders at a fair price, and serve as further incentive for a potential acquiror to negotiate with the Board. If the Reclassification and Corporate Governance Amendments are approved by the shareholders, the Board of Directors may adopt a rights plan as early as the date the Restated Certificate becomes effective. The Board does not intend to seek shareholder approval prior to the adoption of a rights plan.

          D. Restatement of Certificate of Incorporation and By-Laws

Restatement of Certificate of Incorporation and By-laws

  Due to the number of amendments to the Company's Certificate of Incorporation and By-laws necessary to accomplish the Reclassification and Corporate Governance Amendments, the Board of Directors has approved the Restated Certificate and Restated By-Laws, as reflected by Appendices A and B. Except for the amendments described under Reclassification and Corporate Governance Amendments above, and changes to conform numbering and terminology, the Restated Certificate and Restated By-laws incorporate and continue the provisions of the current Certificate of Incorporation and By-laws. The Board of Directors has requested that the shareholders consider and vote on each of the Restated Certificate and Restated By-laws as a whole in order to obtain shareholder approval of such conforming provision (the "Restated").

Vote Required

  Approval of the Restatements will require the affirmative vote in person or by proxy, of a majority of the voting power of the outstanding Common Stock and Class A Common Stock, voting together as a single class. Abstentions and broker non-votes will have the effect of a vote against the Restatements.

  Directors and executive officers who, in the aggregate, beneficially owned approximately 42.10% of the voting power of the shares of the Common Stock and Class A Common Stock have indicated their intention to vote for the Restatement.

  The Board of Directors believes that approval of the Restatements is in the best interests of shareholders and unanimously recommends that the shareholders vote FOR the Restatements.

                       SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected KPMG LLP as independent auditors for the Company for the year ending December 31, 1999. Representatives of KPMG LLP are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from shareholders at the meeting.

  On July 21, 1998, the Board of Directors approved the recommendation of the Audit Committee of the Board of Directors to engage KPMG LLP as independent auditors for the Company for the year ending December 31, 1998, and to dismiss Ernst & Young LLP as independent accountants. In connection with the audits of the two fiscal years ended December 31, 1997 and the subsequent interim period through July 21, 1998, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Ernst & Young LLP to make reference to the matter in their report, and there were no reportable events as described under applicable disclosure regulations. The accountants' report of Ernst & Young LLP on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 1997 and December 31, 1996, did not contain an adverse opinion or disclaimer, and was not qualified or modified as to uncertainty, audit scope, or accounting princples.

  The Board of Directors recommends ratification of the selection of KPMG LLP as independent auditors.

                             SHAREHOLDER PROPOSALS

For Inclusion in Proxy Statement

  To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Shareholders, a stockholder proposal must be received prior to December 3, 1999, by the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

Notice of Business to Be Conducted at an Annual Meeting

  If the Reclassification and Corporate Governance Amendments described elsewhere herein are adopted by the shareholders, the By-laws of the Company will set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the By-laws, only business brought by or at the direction of the Board of Directors may be conducted at an annual meeting. The By-laws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. For the 2000 Annual Meeting, the shareholder must give written advance notice to the Secretary of the Company not later than January 6, 2000; provided, however, that in the event that the date of the 2000 Annual Meeting is held before April 5, 2000 or after July 4, 2000, notice by the shareholder will be timely if it is received not later than the close of business on later of (a) 120 days prior to the date of the meeting or (b) the tenth (10th) day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by a shareholder must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class, the number of shares of the Company's capital stock that are beneficially owned by such shareholder, any material interest of such shareholder in the proposed business and whether the shareholder intends to solicit proxies or participate in the solicitation of proxies in support of such proposal. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the United States Securities and Exchange Commission in effect at the time such proposal is received.

  In the event the Reclassification and Corporate Governance Amendments are not approved by the shareholders, then in the event a proponent of a stockholder proposal at the 2000 Annual Meeting fails to provide notice of the intent to make such proposal by personal delivery or mail to the Secretary of the Company on or before February 16, 2000, then any proxy solicitated by management may confer discretionary authority to vote on such proposal.

Other Matters Which May Properly Come Before the Meeting

  The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          William E. Navolio
                                          Secretary

Oak Brook, Illinois
April 1, 1999

                                                  APPENDIX A TO PROXY STATEMENT

                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                       FIRST OAK BROOK BANCSHARES, INC.

  First Oak Brook Bancshares, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

    1. The present name of the corporation is First Oak Brook Bancshares, Inc. First Oak Brook Bancshares, Inc. was originally incorporated under the same name, and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 3, 1983.

    2. This Restated Certificate of Incorporation was duly adopted by the Board of Directors and the stockholders of First Oak Brook Bancshares, Inc. (the "Corporation") in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

    3. This Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

    4. The text of the Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

                                   ARTICLE I

  The name of the corporation (hereinafter called the "Corporation") is First Oak Brook Bancshares, Inc.

                                  ARTICLE II

  The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 229 South State Street, City of Dover, County of Kent; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.

                                  ARTICLE III

  The nature of business to be conducted or promoted and the purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware ("Delaware General Corporation Law").

                                  ARTICLE IV

  1. Authorized Capital Stock. The total number of shares of all classes of stock which the Corporation is authorized to issue is Sixteen Million One Hundred Thousand 16,100,000 shares, consisting of two (2) classes. The classes and aggregate number of shares of each class which this Corporation shall have authority to issue are as follows:

    (a) 16,000,000 shares of Class A Common Stock, $2.00 par value per share;
  and

    (b) 100,000 shares of Preferred Stock, without par value.

At the close of business on the date this Restated Certificate of Incorporation becomes effective, and without any further action on the part of the Corporation or its stockholders, each share of Common Stock, par value $2.00 per share, then issued and outstanding, and each share then held as treasury stock of the Corporation, shall be changed and reclassified into one fully paid and nonassessable share of Class A Common Stock, par value $2.00 per share[, whereupon the title of the Class A Common Stock shall be changed to Common Stock, $2.00 par value per share]/1/. To reflect the said change and reclassification [and change in title], each certificate representing theretofore issued and outstanding shares or treasury shares of Common Stock [and each certificate representing theretofore issued and outstanding issued shares or treasury shares of Class A Common Stock] shall represent after such change and reclassification the same number of shares of [such] [Class A] Common Stock; and the holder of record of each such certificate shall be entitled to receive a new certificate representing a number of shares of [such] [Class A] Common Stock, par value $2.00 per share, equal to the number of shares represented by said certificate for theretofore issued and outstanding shares, so at the close of business on the date this Restated Certificate of Incorporation becomes effective, certificates for the shares of [such] Common Stock herein authorized shall be issued in exchange for, and upon surrender of, the certificates for shares of the Common Stock [and Class A Common Stock] as set forth above, and each holder of record of the Common Stock [and Class A Common Stock] shares at such time shall be and become a holder of the herein authorized shares [Class A] Common Stock upon the basis hereinabove specified, whether or not certificates representing said shares are then issued and delivered.

  2. Terms Applicable to the Class A Common Stock.

  (a) Voting. Each outstanding share of [Class A] Common Stock of the Corporation shall entitle the holder thereof to one vote on each matter submitted to a vote at a meeting of the stockholders.

  (b) Dividends. Subject to any rights to receive dividends to which the holders of the shares of the Preferred Stock may be entitled, the holders of shares of [Class A] Common Stock shall be entitled to receive dividends, if and when declared payable from time to time by the Board of Directors from any funds legally available therefor.

  (c) Dissolution. In the event of any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, after there shall have been paid to the holders of shares of Preferred Stock the full amounts to which they shall be entitled, the holders of the then outstanding shares of [Class A] Common Stock shall be entitled to receive, pro rata, all of the remaining assets of the Corporation available for distribution to its stockholders. The Board of Directors may distribute in kind to the holders of the shares of [Class A] Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of the shares of [Class A] Common Stock. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for the purpose of this subparagraph 2(c).

  3. Terms Applicable to the Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series, each of which shall have a distinctive serial designation. The Board of Directors is hereby authorized to specify from time to time the number of shares of any series, and fix or alter by resolution or resolutions the voting powers, designations, preferences, and relative, participating optional or other special rights, and qualifications, limitations or restrictions, of such Preferred Stock, including but not limited to:

    (a) the number of shares constituting that series and the distinctive designation of that series;

    (b) the dividend rate, if any, on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;
--------
   /1/Bracketed language to be added and bracketed references to "Class A" to be deleted if change in title from "Class A Common Stock" to "Common Stock" is approved by NASDAQ.

    (c) Whether that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms and conditions of such voting rights;

    (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

    (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

    (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series; and, if so, the terms and amount of such sinking fund;

    (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

    (h) Any other relative rights, preferences and limitations of that series.

  4. No Preemptive Rights. No holder of shares of stock of the Corporation shall, by reason of such holding, have any preemptive right to purchase, subscribe for or otherwise acquire shares of any class of stock of the Corporation of any security convertible into, or any warrant, option or right to purchase, or to subscribe for or otherwise acquire shares of stock of the Corporation, whether now or hereafter authorized, and whether issued for cash or other consideration, or by way of dividend.

                                   ARTICLE V

  1. Board of Directors: Number, Election and Term of Directors. The number of directors of the Corporation shall be fixed from time to time by or pursuant to the By-laws. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The directors shall be classified with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-laws, one class to hold office initially for a term expiring at the 2000 Annual Meeting of Stockholders, another class to hold office initially for a term expiring at the 2001 Annual Meeting of Stockholders, and another class to hold office initially for a term expiring at the 2002 Annual Meeting of Stockholders, with the members of each class to hold office until their successors have been duly elected and qualified. At each Annual Meeting of Stockholders, commencing with the 2000 Annual Meeting of Stockholders, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified.

  2. Stockholder Nomination of Directors Candidates. Advance notice of nomination for the election of directors, other than by the Board of Directors or a duly authorized committee thereof or any authorized officer of the Corporation to whom the Board of Directors or such committee shall have delegated such authority, and information concerning nominees, shall be given in the manner provided in the By-laws.

  3. Newly Created Directorships and Vacancies. Newly created directorships resulting from any increase in the authorized number of directors and any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the next Annual Meeting of Stockholders at which the term of the class of which they have been elected expires.

  4. Removal. Any director or directors may be removed from office at any time, but only for cause and only by the affirmative vote of (a) the holders of at least 75% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, or (b) a majority of the Board of Directors.

  5. Special Meetings of Stockholders. Special meetings of stockholders of the Corporation may be called only in the manner provided in the By-laws.

  6. Action of Stockholders. Any action required or permitted to be taken by the holders of Common Stock of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

  7. Bylaws: Amendment or Repeal. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the Corporation. Notwithstanding any other provisions of this Restated Certificate of Incorporation or the By-laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Restated Certificate of Incorporation or the By-laws of the Corporation), the affirmative vote of the holders of seventy-five percent (75%) or more of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to alter or repeal the By-laws of the Corporation.

  8. Certificate of Incorporation: Amendment, Repeal, Etc. Notwithstanding any other provisions of this Restated Certificate of Incorporation or the By-laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Restated Certificate of Incorporation or the By-laws of the Corporation), the affirmative vote of the holders of seventy-five percent (75%) or more of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, Parts 1 through 8 of this
Article V.

                                  ARTICLE VI

  1. Liability of Directors. No director shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that this paragraph shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. This paragraph shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date when this paragraph becomes effective.

  2. Indemnification. The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section.

  3. Advancement of Expenses. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as mandated in this paragraph. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

  4. Non-Exclusivity. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                  ARTICLE VII

  A director of the Corporation shall not in the absence of fraud be disqualified by his office from dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall a director of the Corporation be liable to account to the Corporation for any profit realized by him from or through any transaction or contract of the Corporation by reason of the fact that he, or any firm of which he is a member, or any corporation of which he is an officer, director or stockholder, was interested in such transaction or contract if such transaction or contract has been authorized, approved or ratified in the manner provided in the General Corporation Law of Delaware for contracts between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest.

                                 ARTICLE VIII

  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any or all of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provision of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code, order a meeting of the creditor or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors, or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

                                  ARTICLE IX

  From time to time any of the provisions of this Restated Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Restated Certificate of Incorporation are granted subject to the provisions of this Article IX.

  IN WITNESS WHEREOF, First Oak Brook Bancshares, Inc., has caused this Restated Certificate of Incorporation to be signed by its President and
attested by its Secretary on this     day of May, 1999.

                                          FIRST OAK BROOK BANCSHARES, INC.


                                          By: _________________________________
                                          Its: President

ATTEST:


By: _________________________________
Its: Secretary

                                                  APPENDIX B TO PROXY STATEMENT

                             AMENDED AND RESTATED
                                    BY-LAWS
                                      OF
                       FIRST OAK BROOK BANCSHARES, INC.
                           (A DELAWARE CORPORATION)

                                   ARTICLE I

                               OFFICES AND SEAL

  1.01 Offices. The principal office of the Corporation in the State of Delaware shall be located in the City of Dover and County of Kent. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or the business of the Corporation may require.

  1.02 Seal. The Board of Directors shall provide a corporate seal, which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware."

                                  ARTICLE II

                                 STOCKHOLDERS

  2.01 Certificates Representing Stock. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation certifying the number of shares owned by him in the Corporation. Any and all signatures on any such certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. All certificates for shares of capital stock shall be consecutively numbered or otherwise identified.

  Whenever the Corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the Corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

  The Corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

  2.02 Fractional Share Interests. The Corporation may, but shall not be required to, issue fractions of a share. If the Corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

  2.03 Stock Transfers. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the Corporation shall be made only on the stock ledger of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

  2.04 Transfer Agents and Registrars. The Board of Directors may appoint one or more transfer agents or assistant transfer agents and one or more registrars of transfers and may require all certificates representing shares of capital stock of the Corporation to bear the signature of a transfer agent or an assistant transfer agent and a registrar of transfer. The Board of Directors may at any time terminate the appointment of any transfer agent, assistant transfer agent, or registrar of transfers. A transfer agent may serve as a registrar, and vice versa.

  2.05 Record Date for Stockholders. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting as stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

  2.06 Meaning of Certain Terms. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the Corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

  2.07 Stockholder Meetings.

  (a) Time. The annual meeting of stockholders shall be held on the date and at the time fixed, from time to time, by the directors, provided that the first annual meeting shall be held on a date within thirteen months after the organization of the Corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting of stockholders shall be held on the date and at the time fixed by the directors.

  (b) Place. Annual meetings and special meetings of stockholders shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the principal office of the Corporation in the State of Illinois.

  (c) Call. Annual meetings and special meetings of stockholders may be called by the Board of Directors or by any officer instructed by the Board of Directors to call the meeting.

  (d) Notice or Waiver of Notice. Written notice of all meetings of stockholders shall be given, stating the place, date, and hour of the meeting and, if required by paragraph 2.07(b) of these By-Laws, specifying the place provided in said paragraph. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall, if any other action which could be taken at a special meeting is to be taken at such annual meeting, state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the Corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

  (e) Stockholder List. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the Corporation, or to vote at any meeting of stockholders.

  (f) Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting: the Chairman of the Board, if any, the Deputy Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the Corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

  (g) Proxy Representation. Each stockholder may authorize another person or persons to act for him or her by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting or voting or participating at a meeting. Every proxy must be executed in writing or in such other manner as permitted under the General Corporation Law and must be signed by the stockholder or by the stockholder's attorney-in-fact, or transmitted with information from which it can be determined that the proxy was authorized by the stockholder. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

  (h) Inspectors. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

  (i) Quorum. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum. If a quorum is present at the commencement of or during a meeting, withdrawal of stockholders from such meeting thereafter shall not cause failure of a duly constituted quorum at the meeting.

  (j) Voting. Each share of stock shall entitle the holder thereof to one vote. In the election of directors, a plurality of the votes cast shall elect. Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these By-Laws. In the election of directors, and for any other action, voting need not be by ballot, written or otherwise. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he or she has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his or her proxy may represent the stock and vote thereon. Stock standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the charter or by-laws of such corporation may determine. Shares of its own capital stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held by the Corporation, shall be neither entitled to vote nor counted for quorum purposes, but shares of its capital stock held by the Corporation or any such other corporation in a fiduciary capacity may be voted by it and counted for quorum purposes.

  2.08 Action of Stockholders. Any action required or permitted to be taken at a meeting of stockholders must be effected at a duly called annual or special meeting of the stockholders and the power to consent in writing, without a meeting, to the taking of any action is specifically denied.

  2.09 Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before the annual meeting of stockholders, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting of stockholders, the stockholder must have the legal right and authority to make the proposal for consideration at the meeting and the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's written notice of intent to make a proposal or proposals must be personally delivered to or mailed by United States mail, postage prepaid and received by the Secretary of the Corporation at the principal executive offices of the Corporation not less than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that if the date of the annual meeting of stockholders is advanced by more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which the public announcement of the date of such meeting is first made. A stockholder's notice to the Secretary shall set forth as to each item of business the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the meeting, and the reasons for conducting business at the meeting, (b) the name and the record address of the stockholder or stockholders proposing such business, (c) the number of shares of stock of the Corporation which are beneficially held by such stockholder or stockholders, (d) any material interest of the stockholder in such business, and (e) whether such stockholder or stockholders intend to solicit or participate in the solicitation of proxies in favor of such proposal. The presiding officer of the meeting may refuse to acknowledge the proposal of any stockholder not made in compliance with this Section 2.09. Notwithstanding anything in these By-laws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.09.

                                  ARTICLE III

                                   DIRECTORS

  3.01 Functions and Definition. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation.

  3.02 Qualifications and Number. The number of directors shall be eight. The number of directors may be increased or decreased by amendment of this paragraph 3.02 except as may otherwise be provided in the Certificate of Incorporation.

  3.03 Nomination of Director Candidates. Nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally or, if applicable, by any holder of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, not less than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that if the date of the annual meeting of stockholders is advanced by more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which the public announcement of the date of such meeting is first made and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, a reasonable time in advance of the meeting. For purposes of this Section 3.03, a "reasonable time in advance of the meeting" is at least fifteen days before the date that the proxy statement in connection with such meeting is to be mailed to the stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) whether such stockholder intends to solicit or participate in the solicitation of proxies in favor of the election of such nominee or nominees, (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (f) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer at the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

  3.04 Election and Term. Commencing with the 1999 Annual Meeting of Stockholders, the directors shall be classified with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to hold office initially for a term expiring at the 2000 Annual Meeting of Stockholders, another class to hold office initially for a term expiring at the 2001 Annual Meeting of Stockholders, and another class to hold office initially for a term expiring at the 2002 Annual Meeting of Stockholders, with the members of each class to hold office until their successors have been duly elected and qualified. At each Annual Meeting of Stockholders, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified. Any director may resign at any time upon written notice to the Corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. In the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

  3.05 Meetings.

  (a) Time. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

  (b) Place. Meetings shall be held at the principal office of the Corporation in the state of Illinois or at such other place within or without the State of Delaware as shall be fixed by the Board.

  (c) Call. No call shall be required for regular meetings for which the time and place has been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, of the Deputy Chairman of the Board, if any, of the Vice-Chairman of the Board, if any, of the President, or of the majority of the directors in office.

  (d) Notice or Actual or Constructive Waiver. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Without limitation of the foregoing, written notice mailed, postage prepaid, to the address of a director shown on the records of the Corporation not later than 72 hours prior to the convening of such meeting shall be in sufficient time for such convenient assembly. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

  (e) Quorum and Action. A majority of the whole Board of Directors shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon one-third of the whole Board shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. Notwithstanding the foregoing, (i) vacancies and newly created directorships may be filled as provided in Section 3.04 of these By-Laws and (ii) the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, may authorize a contract or transaction between the Corporation and a party described in Section 144(a) of the General Corporation Law when permitted by subparagraph (1) thereof or when permitted by any other provision of law.

  Any member or members of the Board of Directors, or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

  (f) Chairman of the Meeting. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Deputy Chairman of the Board, if any and if present and acting, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

  (g) Compensation. The Board of Directors, irrespective of any personal interest of any of its members, shall have authority to establish the compensation of all directors for services to the Corporation as directors, officers, or otherwise. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board.

  (h) Presumption of Assent. A director who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken, unless his dissent shall have been entered in the minutes of the meeting or unless he either shall have filed his written dissent to the action with the person acting as the secretary of the meeting before the adjournment thereof or shall have forwarded such dissent by registered mail to the Secretary of the Corporation within 24 hours after the adjournment of the meeting. The right to dissent shall not apply to a director who voted in favor of the action.

  3.06 Removal of Directors. Any director or the entire Board of Directors may be removed, but only for cause, by the affirmative vote of (a) holders of at least 75% of the voting power of the shares then entitled to vote at an election of directors, or (b) a majority of the Board of Directors.

  3.07 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The board may designate one or more directors as alternative members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation other than a power or authority which such committee expressly may not have pursuant to Section 141(c) of the General Corporation Law and, unless the resolution, By-Laws or Certificate of Incorporation so provides, no committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership or merger pursuant to Section 253 of the General Corporation Law. Any such committee may authorize the seal of the Corporation to be affixed to all papers which may require it. If the Board designates an Executive Committee, such Executive Committee shall have all the power and authority which may be exercised by a committee pursuant to this Section 3.07.

  3.08 Written Action. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                  ARTICLE IV

                                   OFFICERS

  The officers of the Corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Deputy Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such title as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing him, no officer other than the Chairman, Deputy Chairman or Vice-Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine, except that no person may hold the offices of President and Secretary simultaneously.

  Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

  All officers of the Corporation shall have such authority and perform such duties in the management and operation of the Corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the Corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors in a book to be kept for that purpose, and shall exercise such additional authority and perform such additional duties as the Board shall assign to him. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

                                   ARTICLE V

                                  FISCAL YEAR

  The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors.

                                  ARTICLE VI

                             CONTROL OVER BY-LAWS

  These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by the Board of Directors. Subject to the provisions of the Certificate of Incorporation, these By-Laws may also be altered, amended or repealed by the stockholders of the Corporation.

PROXY

                        FIRST OAK BROOK BANCSHARES, INC.
                1400 Sixteenth Street, Oak Brook, Illinois 60523

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned stockholder(s) of First Oak Brook Bancshares, Inc., a Delaware corporation (the "Company"), does (do) hereby constitute and appoint Eugene P. Heytow, Frank M. Paris and Richard M. Rieser, Jr., or any one or more of them, each with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Annual Meeting of Shareholders of said corporation to be held in the Conference Center of the Oak Brook Bank Building, 1400 Sixteenth Street, Oak Brook, Illinois, 60523, on Tuesday, May 4, 1999 at 10:00 a.m. and at any adjournment thereof, and to vote all the shares of Class A Common Stock of First Oak Brook Bancshares, Inc. standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below.

   1. The election of eight (8) directors of the Company's Board of Directors.

                [_] For All[_] Withheld For All[_] For All Except

    Nominees: Eugene P. Heytow, Richard M. Rieser, Jr., Frank M. Paris, Dr. Miriam Lutwak Fitzgerald, Geoffrey R. Stone, Robert W. Wrobel, Michael L. Stein and Stuart I. Greenbaum.

    Instructions: To withhold authority to vote for any individual nominee, write that nominee in the space provided below.
    --------------------------------------------------------------------------

   2. Amendment of the Company's Certificate of Incorporation to (i) reclassify each share of the Company's Common Stock into one share of Class A Common Stock; (ii) increase the voting power of Class A Common Stock from 1/20th per share to one vote per share; (iii) increase the number of authorized shares to 16,000,000 of Class A Common Stock; (iv) provide that the Company's common equity will consist solely of the Class A Common Stock; (v) subject to receipt of certain approvals, rename from "Class A Common Stock" to "Common Stock" the title of the common shares.

                          [_] FOR[_] AGAINST[_] ABSTAIN

   3. Amendment of the Company's Certificate of Incorporation to (i) rename from "Preferred Series B Stock" to "Preferred Stock" the title of preferred shares which the Company is authorized to issue and set forth more fully the authority of the Board of Directors to establish the rights and preferences of any such preferred shares.

                          [_] FOR[_] AGAINST[_] ABSTAIN

   4. Amendment of the Company's Certificate of Incorporation and the Company's By-laws to provide for staggered three-year terms for the Company's Board of Directors.

                          [_] FOR[_] AGAINST[_] ABSTAIN

   5. Amendment of the Company's Certificate of Incorporation and By-laws to prohibit the shareholders from calling a shareholders meeting.

                          [_] FOR[_] AGAINST[_] ABSTAIN

   6. Amendment of the Company's Certificate of Incorporation and By-laws to eliminate the power of shareholders to act by written consent.

                          [_] FOR[_] AGAINST[_] ABSTAIN

   7. Amendment of the Company's Certificate of Incorporation and By-laws to establish advance notice requirements which shareholders must meet in order to bring business, including the nomination of candidates for election as director, before a meeting of shareholders.

                          [_] FOR[_] AGAINST[_] ABSTAIN

   8. Amendment of the Company's Certificate of Incorporation to increase the required percentage of voting stock needed to amend certain provisions of the Restated Certificate of Incorporation to 75%.

                          [_] FOR[_] AGAINST[_] ABSTAIN

                    (Continued and to be signed on reverse)

                          (Continued from other side)

   9. Amendment of the Company's By-laws to increase the required percentage of voting stock needed to amend certain provisions of the By-laws to 75%.

                          [_] FOR[_] AGAINST[_] ABSTAIN

  10. Adoption of the Restated Certificate of Incorporation of the Company.

                          [_] FOR[_] AGAINST[_] ABSTAIN

  11. Adoption of the Amended and Restated By-laws of the Company.

                          [_] FOR[_] AGAINST[_] ABSTAIN

  12. Ratification of the appointment of KPMG LLP as independent auditors of the Company.

                          [_] FOR[_] AGAINST[_] ABSTAIN

  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted "FOR ALL" of the eight nominees for director, "FOR" the amendment of the Company's Certificate of Incorporation to (i) reclassify each share of the Company's Common Stock into one (1) fully paid and nonassessable share of Class A Common Stock and eliminate the present class of Common Stock (ii) increase the voting power of Class A Common Stock from 1/20th per share to one vote per share, (iii) increase the number of authorized shares to 16,000,000, of Class A Common Stock, (iv) provide that the Company's common equity will consist solely of the Class A Common Stock; (v) rename from "Class A Common Stock" to "Common Stock" the title of the common shares, "FOR" the amendment of the Company's Certificate of Incorporation to rename from "Preferred Series B Stock" to "Preferred Stock" the title of preferred shares and set forth more fully the authority of the Board of Directors to establish the rights and preferences of any such preferred shares,"FOR" the amendment of the Company"s Certificate of Incorporation and By-laws to provide for staggered terms for the Company's Board of Directors, "FOR" the amendment of the Company's Certificate of Incorporation and By-laws to eliminate the ability of shareholders to call a shareholders meeting, "FOR" the amendment of the Company's Certificate of Incorporation and By-laws to eliminate the power of shareholders to act by written consent, "FOR" the amendment of the Company's Certificate of Incorporation to increase the required percentage of voting stock needed to amend certain provisions of the Certificate of Incorporation, "FOR" the amendment of the Company's By-laws to increase the required percentage of voting stock needed to amend certain provisions of the Amended and Restated By-laws, "FOR" the Restatement of the Company's Certificate of Incorporation, "FOR" the Restatement of the Company's By-Laws, and "FOR" the ratification of the appointment of KPMG LLP as independent auditors of the Company.

                                       Please sign exactly as name appears
                                       hereon. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney, executor, administrator,
                                       trustee or guardian, please give full
                                       title as such. If a corporation, please
                                       sign the full corporate name by presi-
                                       dent or other authorized officer. If a
                                       partnership, please sign in partnership
                                       name by authorized person.
                                       ----------------------------------------
                                                      Signature
                                       ----------------------------------------
                                              Signature if held jointly
                                       Dated __________________________________

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

PROXY

                        FIRST OAK BROOK BANCSHARES, INC.
                1400 Sixteenth Street, Oak Brook, Illinois 60523

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned stockholder(s) of First Oak Brook Bancshares, Inc., a Delaware corporation (the "Company"), does (do) hereby constitute and appoint Eugene P. Heytow, Frank M. Paris and Richard M. Rieser, Jr., or any one or more of them, each with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Annual Meeting of Shareholders of said corporation to be held in the Conference Center of the Oak Brook Bank Building, 1400 Sixteenth Street, Oak Brook, Illinois, 60523, on Tuesday, May 4, 1999 at 10:00 a.m. and at any adjournment thereof, and to vote all the shares of Common Stock of First Oak Brook Bancshares, Inc. standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below.

   1. The election of eight (8) directors of the Company's Board of Directors.

                [_] For All[_] Withheld For All[_] For All Except

    Nominees: Eugene P. Heytow, Richard M. Rieser, Jr., Frank M. Paris, Dr. Miriam Lutwak Fitzgerald, Geoffrey R. Stone, Robert W. Wrobel, Michael L. Stein and Stuart I. Greenbaum.

    Instructions: To withhold authority to vote for any individual nominee, write that nominee in the space provided below.
    --------------------------------------------------------------------------

   2. Amendment of the Company's Certificate of Incorporation to (i) reclassify each share of the Company's Common Stock into one share of Class A Common Stock; (ii) increase the voting power of Class A Common Stock from 1/20th per share to one vote per share; (iii) increase the number of authorized shares to 16,000,000 of Class A Common Stock; (iv) provide that the Company's common equity will consist solely of the Class A Common Stock; (v) subject to receipt of certain approvals, rename from "Class A Common Stock" to "Common Stock" the title of the common shares.

                          [_] FOR[_] AGAINST[_] ABSTAIN

   3. Amendment of the Company's Certificate of Incorporation to (i) rename from "Preferred Series B Stock" to "Preferred Stock" the title of preferred shares which the Company is authorized to issue and set forth more fully the authority of the Board of Directors to establish the rights and preferences of any such preferred shares.

                          [_] FOR[_] AGAINST[_] ABSTAIN

   4. Amendment of the Company's Certificate of Incorporation and the Company's By-laws to provide for staggered three-year terms for the Company's Board of Directors.

                          [_] FOR[_] AGAINST[_] ABSTAIN

   5. Amendment of the Company's Certificate of Incorporation and By-laws to prohibit the shareholders from calling a shareholders meeting.

                          [_] FOR[_] AGAINST[_] ABSTAIN

   6. Amendment of the Company's Certificate of Incorporation and By-laws to eliminate the power of shareholders to act by written consent.

                          [_] FOR[_] AGAINST[_] ABSTAIN

   7. Amendment of the Company's Certificate of Incorporation and By-laws to establish advance notice requirements which shareholders must meet in order to bring business, including the nomination of candidates for election as director, before a meeting of shareholders.

                          [_] FOR[_] AGAINST[_] ABSTAIN

   8. Amendment of the Company's Certificate of Incorporation to increase the required percentage of voting stock needed to amend certain provisions of the Restated Certificate of Incorporation to 75%.

                          [_] FOR[_] AGAINST[_] ABSTAIN

                    (Continued and to be signed on reverse)

                          (Continued from other side)

   9. Amendment of the Company's By-laws to increase the required percentage of voting stock needed to amend certain provisions of the By-laws to 75%.

                          [_] FOR[_] AGAINST[_] ABSTAIN

  10. Adoption of the Restated Certificate of Incorporation of the Company.

                          [_] FOR[_] AGAINST[_] ABSTAIN

  11. Adoption of the Amended and Restated By-laws of the Company.

                          [_] FOR[_] AGAINST[_] ABSTAIN

  12. Ratification of the appointment of KPMG LLP as independent auditors of the Company.

                          [_] FOR[_] AGAINST[_] ABSTAIN

  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted "FOR ALL" of the eight nominees for director, "FOR" the amendment of the Company's Certificate of Incorporation to (i) reclassify each share of the Company's Common Stock into one (1) fully paid and nonassessable share of Class A Common Stock and eliminate the present class of Common Stock (ii) increase the voting power of Class A Common Stock from 1/20th per share to one vote per share, (iii) increase the number of authorized shares to 16,000,000, of Class A Common Stock, (iv) provide that the Company's common equity will consist solely of the Class A Common Stock, (v) rename from "Class A Common Stock" to "Common Stock" the title of the common shares, "FOR" the amendment of the Company's Certificate of Incorporation to rename from "Preferred Series B Stock" to "Preferred Stock" the title of preferred shares and set forth more fully the authority of the Board of Directors to establish the rights and preferences of any such preferred shares,"FOR" the amendment of the Company"s Certificate of Incorporation and By-laws to provide for staggered terms for the Company's Board of Directors, "FOR" the amendment of the Company's Certificate of Incorporation and By-laws to eliminate the ability of shareholders to call a shareholders meeting, "FOR" the amendment of the Company's Certificate of Incorporation and By-laws to eliminate the power of shareholders to act by written consent, "FOR" the amendment of the Company's Certificate of Incorporation to increase the required percentage of voting stock needed to amend certain provisions of the Certificate of Incorporation, "FOR" the amendment of the Company's By-laws to increase the required percentage of voting stock needed to amend certain provisions of the Amended and Restated By-laws, "FOR" the Restatement of the Company's Certificate of Incorporation, "FOR" the Restatement of the Company's By-Laws, and "FOR" the ratification of the appointment of KPMG LLP as independent auditors of the Company.

                                       Please sign exactly as name appears
                                       hereon. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney, executor, administrator,
                                       trustee or guardian, please give full
                                       title as such. If a corporation, please
                                       sign the full corporate name by presi-
                                       dent or other authorized officer. If a
                                       partnership, please sign in partnership
                                       name by authorized person.
                                       ----------------------------------------
                                                      Signature
                                       ----------------------------------------
                                              Signature if held jointly
                                       Dated __________________________________

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE